UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

100 Park Avenue, 35th Floor, New York, New York 10017

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
100 Park Avenue
35th Floor
New York, New York 10017
(Name and address of agent for service)

Copy to:
John E. Baumgardner, Jr., Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1:  Report to Shareholders

# GENERAL AMERICAN INVESTORS

## 2015 ANNUAL REPORT

# GENERAL AMERICAN INVESTORS COMPANY, INC.

*Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.*

**FINANCIAL SUMMARY (unaudited)**

| | 2015 | 2014 |
|---|---|---|
| Net assets applicable to Common Stock - December 31 | $1,068,028,205 | $1,227,899,705 |
| Net investment income | 13,728,242 | 9,735,291 |
| Net realized gain | 34,130,660 | 102,101,749 |
| Net decrease in unrealized appreciation | (76,268,833) | (27,988,358) |
| Distributions to Preferred Stockholders | (11,311,972) | (11,311,972) |
| Per Common Share-December 31 | | |
| Net asset value | $37.74 | $39.77 |
| Market price | $31.94 | $35.00 |
| Discount from net asset value | -15.4% | -12.0% |
| Common Shares outstanding-Dec. 31 | 28,296,697 | 30,871,844 |
| Market price range* (high-low) | $35.98-$30.46 | $38.27-$32.31 |
| Market volume-shares | 16,381,264 | 9,864,111 |

*Unadjusted for dividend payments.

**DIVIDEND SUMMARY (per share) (unaudited)**

| Record Date | Payment Date | Ordinary Income | Long-Term Capital Gain | Total |
|---|---|---|---|---|
| **Common Stock** | | | | |
| Nov. 16, 2015 | Dec. 30, 2015 | $0.340000 | $0.810000 | $1.150000 |
| Feb. 1, 2016 | Feb. 12, 2016 | 0.051500 | 0.048500 | 0.100000 |
| *Total from 2015 earnings* | | $0.391500 | $0.858500 | $1.250000 |
| Nov. 17, 2014 | Dec. 30, 2014 | $0.574766 (a) | $2.925234 | $3.500000 |
| *Total from 2014 earnings* | | | | |

(a) Includes short-term gains in the amount of $.253614.

| Record Date | Payment Date | Ordinary Income | Long-Term Capital Gain | Total |
|---|---|---|---|---|
| **Preferred Stock** | | | | |
| Mar. 9, 2015 | Mar. 24, 2015 | $.109946 | $.261929 | $.371875 |
| Jun. 8 2015 | Jun. 24, 2015 | .109946 | .261929 | .371875 |
| Sept. 7, 2015 | Sept. 24, 2015 | .109946 | .261929 | .371875 |
| Dec. 7, 2015 | Dec. 24, 2015 | .109946 | .261929 | .371875 |
| *Total for* 2015 | | $.439784 | $1.047716 | $1.487500 |
| Mar. 7, 2014 | Mar. 24, 2014 | $.061069 | $.310806 | $.371875 |
| Jun. 9, 2014 | Jun. 24, 2014 | .061069 | .310806 | .371875 |
| Sept. 8, 2014 | Sept. 24, 2014 | .061069 | .310806 | .371875 |
| Dec. 8, 2014 | Dec. 24, 2014 | .061069 | .310806 | .371875 |
| *Total for* 2014 | | $.244276 (b) | $1.243224 | $1.487500 |

(b) Includes short-term gains in the amount of $.107786 per share ($.0269465 per quarter).

General American Investors Company, Inc.
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

1 TO THE STOCKHOLDERS
General American Investors

General American Investors' net asset value (NAV) per Common Share (assuming reinvestment of all dividends) decreased 1.6% for the year ended December 31, 2015. The U.S. stock market was up 1.4% for the year, as measured by our benchmark, the Standard & Poor's 500 Stock Index (including income). The return to our Common Stockholders decreased by 5.3% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2015, it was 15.4%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

| *Years* | *Stockholder Return (Market Value)* | *NAV Return* | *S&P 500* |
|---|---|---|---|
| 3 | 11.6% | 11.5% | 15.1% |
| 5 | 9.6 | 9.5 | 12.6 |
| 10 | 5.2 | 5.2 | 7.3 |
| 20 | 10.6 | 10.3 | 8.2 |
| 30 | 11.5 | 11.7 | 10.3 |
| 40 | 14.2 | 13.6 | 11.3 |
| 50 | 11.3 | 11.6 | 9.7 |

Over the past three years, we have commented on the deviation between the U.S. economy's modest growth and the equity market's strong performance, with expansion in the price-to-earnings multiple accounting for nearly 56% of those gains. With the Fed recently raising interest rates, a period of convergence may have begun.

The near zero return of the S&P 500 during 2015 masked a market characterized by divergences between growth and value investing, large and small capitalized equity performance, and large disparities in performance between sectors, especially the surprisingly strong performance of a few internet stocks. For 2015, 56% of the stocks in the Russell 2000 were down more than 20% from their highs. We fared comparatively well due in part to shares of companies in the bio-technology, select technology and consumer discretionary sectors. We also enjoyed positive performance of companies that were acquired, namely: Platinum Underwriters, PartnerRe Insurance, EMC, and Towers Watson. Detracting were shares of energy, select industrials and a few financial companies.

The U.S. economy has maintained a modest advance for the past year with GDP rising 2.1%, a deceleration from the prior year. For the consumer, low inflation due to falling commodity and food prices and strong employment growth have improved income levels, savings rates and balance sheets. Home and auto sales continue to improve, the latter reaching a level on par with 2007 albeit on elevated sub-prime loans. The average age of a car in the U.S. remains high at 11+ years, suggesting the improvement may last longer than prior cycles.

Unfortunately, inventories throughout the economy have been elevated for the past two quarters and industrial production has slowed demonstrably as the strong dollar and related impacts from commodity markets has muted exports in dollar terms. Changing consumer behavior may have also contributed to an increase in the household savings rate, reducing consumption from its pace earlier in the year amidst higher than expected health insurance costs, rent, and concerns over geo-politics.

Weakness in energy prices has challenged all U.S. energy-related companies leading to credit quality concerns. Historically, widening credit spreads due to credit deterioration portend future economic difficulty. With the Federal Reserve initiating its first interest rate increase since 2006 amidst weakening growth, it would seem unlikely that rates will increase much over the next several quarters. Europe continues to improve, but recent turmoil in the Middle East and the related refugee crisis has taxed the EU, both financially and politically, possibly leading to slower growth over the near term. China, though accounting for less than 2% of U.S. exports has accounted for nearly 46% of global growth over the past 5 years and may have reached a near term peak in its contribution to world GDP. This has negatively impacted emerging economies that rely heavily on the production of base materials.

In sum, the post crisis world economy remains constrained by excess capacity, leverage and geopolitical turmoil. These headwinds are countered by low interest rates, low inflation and GDP growth in the U.S. and Europe. U.S. companies, particularly multi-nationals, have been buffeted by currency effects, slowing worldwide growth and reduced trade as measured in U.S. dollars. These risks appear to be discounted in valuations assuming no exogenous shocks. Low prices for energy will do their part in removing excess capacity over time and it remains unclear if Saudi Arabia's strategy of flooding the world with oil and gaining market share will result in more power or weakness as the country faces the potential for massive budget deficits. Despite short term pain for producers, it seems reasonable to assume lower prices for fuel are a net positive to global GDP over time.

In the interim, given geopolitical uncertainties and a slowing worldwide expansion, the U.S. may experience a period of decelerating growth and as a result equity markets may experience higher volatility. Over the longer term, U.S. equities, remain the better alternative to fixed income securities as many of them have dividend yields that compare favorably to bonds and possess a growth rate linked to global GDP. Companies paying dividends with room to grow them will garner more attention this year as growth appears modest globally. For the longer term, few assets will provide investors with a greater return than equities. Reinvested dividends form the cornerstone of equity returns. Since 1935 approximately 44% of the total return of the S&P 500 is due to reinvested dividends.

We are pleased to report that, on October 14, 2015, Mr. Henry R. Schirmer was appointed to the Board of Directors of the Company. Mr. Schirmer is the Chief Financial Officer and Senior Vice President, Finance for Unilever North America. Mr. Schirmer's extensive experience in finance, information technology, mergers and acquisitions, supply chain operations, marketing and sales will be of great value to the Company in the future.

As announced on December 16, 2015, Maureen E. LoBello, an employee of the Company for the last twenty-three years and Corporate Secretary since January 1, 2013, retired effective December 31, 2015. Effective January 1, 2016, Linda J. Genid, who has been an employee of the Company since 1983 and Assistant Corporate Secretary since January 1, 2014, was appointed Corporate Secretary.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, etc., is available on our website, which can be accessed at **www.generalamericaninvestors.com.**

By Order of the Board of Directors,
Jeffrey W. Priest
*President and Chief Executive Officer*

January 20, 2016

2 THE COMPANY
General American Investors

## Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

## Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

## Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 30-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012. Mr. Davidson remains closely involved in the Company as its Chairman of the Board of Directors.

## "GAM" Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company's website daily (on an unaudited basis) and is also furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in *Barron's* and *The Wall Street Journal,* Monday edition.

While shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies, they occasionally sell at a premium over NAV. During 2015, the stock sold at discounts to NAV which ranged from 12.7% (March 10) to 18.0% (September 8). At December 31, the price of the stock was at a discount of 15.4%.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to net asset value of at least 8%. To date, 22,175,848 shares have been repurchased.

## "GAM Pr B" Preferred Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated "A1" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors has authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25 per share. To date, 395,313 shares have been repurchased.

3 THE COMPANY
General American Investors

**Dividend and Distribution Policy**

The Company's dividend and distribution policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2015 (except for the year 1974). (A table listing dividends and distributions paid during the 20-year period 1996-2015 is shown at the bottom of page 4.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

**Proxy Voting Policies, Procedures and Record**

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the 12-month period ended June 30, 2015 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company's website at www.generalamerican-investors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

**Direct Registration**

The Company makes available direct registration for its Common Shareholders. Direct registration, which is an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling American Stock Transfer & Trust Company at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

**Privacy Policy and Practices**

The Company collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions in "street name" registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as permitted by law. We also restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards that comply with federal standards to guard our stockholders' personal information.

4
INVESTMENT RESULTS (UNAUDITED)
General American Investors

*Total return on $10,000 investment for 20 years ended December 31, 2015*

The investment return for a Common Stockholder of General American Investors (GAM) over the 20 years ended December 31, 2015 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1996.

**Stockholder Return** is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

**Net Asset Value (NAV) Return** is the return on shares of the Company's Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

**Standard & Poor's 500 Return** is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

| | General American Investors | | | | Standard & Poor's 500 Return | |
|---|---|---|---|---|---|---|
| | Stockholder Return | | Net Asset Value Return | | | |
| | Cumulative Investment | Annual Return | Cumulative Investment | Annual Return | Cumulative Investment | Annual Return |
| 1996 | $11,948 | 19.48% | $11,997 | 19.97% | $12,291 | 22.91% |
| 1997 | 17,035 | 42.58 | 15,842 | 32.05 | 16,388 | 33.33 |
| 1998 | 22,369 | 31.31 | 21,409 | 35.14 | 21,066 | 28.55 |
| 1999 | 31,142 | 39.22 | 29,202 | 36.40 | 25,482 | 20.96 |
| 2000 | 37,091 | 19.10 | 34,353 | 17.64 | 23,165 | -9.09 |
| 2001 | 38,697 | 4.33 | 33,941 | -1.20 | 20,411 | -11.89 |
| 2002 | 28,167 | -27.21 | 26,128 | -23.02 | 15,892 | -22.14 |
| 2003 | 35,775 | 27.01 | 33,287 | 27.40 | 20,431 | 28.56 |
| 2004 | 38,920 | 8.79 | 36,738 | 10.37 | 22,635 | 10.79 |
| 2005 | 45,692 | 17.40 | 42,690 | 16.20 | 23,729 | 4.83 |
| 2006 | 53,359 | 16.78 | 47,915 | 12.24 | 27,445 | 15.66 |
| 2007 | 58,012 | 8.72 | 51,753 | 8.01 | 28,929 | 5.41 |
| 2008 | 30,050 | -48.20 | 29,489 | -43.02 | 18,205 | -37.07 |
| 2009 | 41,127 | 36.86 | 38,949 | 32.08 | 23,020 | 26.45 |
| 2010 | 47,806 | 16.24 | 44,912 | 15.31 | 26,487 | 15.06 |
| 2011 | 45,277 | -5.29 | 43,623 | -2.87 | 27,052 | 2.13 |
| 2012 | 54,228 | 19.77 | 51,174 | 17.31 | 31,377 | 15.99 |
| 2013 | 72,785 | 34.22 | 68,231 | 33.33 | 41,546 | 32.41 |
| 2014 | 79,569 | 9.32 | 72,638 | 6.46 | 47,234 | 13.69 |
| 2015 | 75,320 | -5.34 | 71,505 | -1.56 | 47,900 | 1.41 |

## DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (1996-2015) (UNAUDITED)

*This table shows dividends and distributions on the Company's Common Stock for the prior 20-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.*

| | Earnings Source | | |
|---|---|---|---|
| Year | Income | Short-Term Capital Gains | Long-Term Capital Gains |
| 1996 | $.200 | $.050 | $2.710 |
| 1997 | .210 | — | 2.950 |
| 1998 | .470 | — | 4.400 |
| 1999 | .420 | .620 | 4.050 |
| 2000 | .480 | 1.550 | 6.160 |
| 2001 | .370 | .640 | 1.370 |
| 2002 | .030 | — | .330 |
| 2003 | .020 | — | .590 |
| 2004 | .217 | — | .957 |
| 2005 | .547 | .041 | 1.398 |

| | Earnings Source | | | |
|---|---|---|---|---|
| Year | Income | Short-Term Capital Gains | Long-Term Capital Gains | Return of Capital |
| 2006 | $.334 | — | $2.666 | — |
| 2007 | .706 | $.009 | 5.250 | — |
| 2008 | .186 | — | .254 | — |
| 2009 | .103 | .051 | .186 | $.010 |
| 2010 | .081 | .033 | .316 | — |
| 2011 | .147 | .011 | .342 | — |
| 2012 | .215 | .015 | 1.770 | — |
| 2013 | .184 | — | 1.916 | — |
| 2014 | .321 | .254 | 2.925 | — |
| 2015 | .392 | — | .858 | — |

6

## MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2015 (UNAUDITED)

*General American Investors*

| | | Net Shares Transacted | Shares Held |
|---|---|---|---|
| **Increases:** New Positions | Applied DNA Sciences, Inc. - Warrants | 578,591 | 281,409 (b) |
| | Cempra, Inc. | 324,409 | 494,409 (b) |
| Additions | Anadarko Petroleum Corporation | 8,000 | 218,000 |
| | Hertz Global Holdings, Inc. | 50,000 | 795,064 |
| | M&T Bank Corporation | 28,493 (c) | 153,493 |
| | Nelnet, Inc. | 31,500 | 520,000 |
| | Synchronoss Technologies, Inc. | 25,000 | 425,534 |
| **Decreases:** Eliminations | Ciena Corporation | 496,000 | ----- |
| | Target Corporation | 216,300 | ----- |
| Reductions | Apple Inc. | 50,000 | 344,000 |
| | Costco Wholesale Corporation | 64,019 | 243,781 |
| | EMC Corporation | 55,000 | 560,000 |
| | Ensco plc - Class A | 230,000 | 385,000 |
| | FCB Financial Holdings, Inc. | 85,000 | 300,000 |
| | Intel Corporation | 328,200 | 505,500 |
| | Intra-Cellular Therapies Inc. | 62,700 | 182,442 |
| | Occidental Petroleum Corporation | 45,500 | 154,500 |
| | QUALCOMM Incorporated | 75,000 | 461,200 |
| | Repros Therapeutics Inc. | 112,937 | 396,123 |
| | Republic Services, Inc. | 64,300 | 972,800 |
| | Ultra Petroleum Corp. | 652,900 | 150,903 |
| | Verint Systems Inc. | 60,400 | 130,886 |

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(c) Shares received in a merger with Hudson City Bancorp, Inc.

## PORTFOLIO DIVERSIFICATION (UNAUDITED)

*The diversification of the Company's net assets applicable to its Common Stock by industry group as of December 31, 2015 is shown in the table.*

| | December 31, 2015 | | |
|---|---|---|---|
| Industry Category | Cost(000) | Value(000) | % Common Net Assets |
| Financials | | | |
| Banks | $9,918 | $29,337 | 2.7% |
| Diversified Financials | 25,490 | 55,296 | 5.2 |
| Insurance | 41,708 | 170,754 | 16.0 |
| | 77,116 | 255,387 | 23.9 |
| Information Technology | | | |
| Semiconductors & Semiconductor Equipment | 15,210 | 35,244 | 3.3 |
| Software & Services | 38,968 | 58,065 | 5.5 |
| Technology Hardware & Equipment | 57,965 | 101,271 | 9.5 |
| | 112,143 | 194,580 | 18.3 |
| Consumer Staples | | | |
| Food, Beverage & Tobacco | 69,831 | 123,172 | 11.5 |
| Food & Staples Retailing | 7,370 | 39,371 | 3.7 |
| | 77,201 | 162,543 | 15.2 |
| Industrials | | | |
| Capital Goods | 61,692 | 71,842 | 6.7 |
| Commercial & Professional Services | 27,451 | 74,047 | 6.9 |
| Transportation | 14,793 | 11,314 | 1.1 |
| | 103,936 | 157,203 | 14.7 |
| Health Care | | | |
| Pharmaceuticals, Biotechnology & Life Sciences | 75,945 | 146,498 | 13.7 |
| Consumer Discretionary | | | |
| Automobiles & Components | 16,175 | 17,811 | 1.6 |
| Retailing | 5,255 | 88,259 | 8.3 |
| | 21,430 | 106,070 | 9.9 |
| Energy | 86,758 | 76,923 | 7.2 |
| Miscellaneous* | 37,900 | 32,485 | 3.0 |
| Telecommunication Services | 23,341 | 22,061 | 2.1 |
| Materials | 17,928 | 9,112 | 0.9 |
| | 633,698 | 1,162,862 | 108.9 |
| Short-Term Securities | 106,006 | 106,006 | 9.9 |
| Total Investments | $739,704 | 1,268,868 | 118.8 |
| Other Assets and Liabilities - Net | | (10,723) | (1.0) |
| Preferred Stock | | (190,117) | (17.8) |
| Net Assets Applicable to Common Stock | | $1,068,028 | 100.0% |

* Securities which have been held for less than one year, not previously disclosed and not restricted.

7 TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
General American Investors

*The statement of investments as of December 31, 2015, shown on pages 8 - 10 includes 56 security issues. Listed here are the ten largest holdings on that date.*

| | SHARES | VALUE | % COMMON NET ASSETS |
|---|---|---|---|
| **THE TJX COMPANIES, INC.** Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities. | 1,244,668 | $88,259,408 | 8.3% |
| **ARCH CAPITAL GROUP LTD.** Arch Capital, a Bermuda-based insurer/reinsurer, generates premiums of approximately $5 billion and has a high quality, well-reserved A+ rated balance sheet. This company has a strong management team that exercises prudent underwriting discipline, efficient expense control, and steady capital management resulting in above-average earnings and book value growth. | 700,000 | 48,825,000 | 4.6 |
| **GILEAD SCIENCES, INC.** Gilead Sciences is a U.S. based biotechnology company that discovers, develops and commercializes therapeutics. Originally founded to focus predominantly on antiviral drugs to treat patients with HIV, Hepatitis B, CMV, influenza and most recently, Hepatitis C, the company has expanded its reach into cardiopulmonary medicine and oncology and other related areas. | 438,600 | 44,381,934 | 4.1 |
| **REPUBLIC SERVICES, INC.** Republic Services is a leading provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow. | 972,800 | 42,793,472 | 4.0 |
| **COSTCO WHOLESALE CORPORATION** Costco is the world's largest wholesale club with a record of steady growth in sales and profits as it continues to gain share of the consumer dollar in the U.S. and overseas. | 243,781 | 39,370,631 | 3.7 |
| **MICROSOFT CORPORATION** Microsoft is a leading global provider of software services and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console. | 680,686 | 37,764,459 | 3.5 |
| **APPLE INC.** Apple designs, manufactures and markets mobile communications and media devices, personal computers and portable digital music players. It also sells device related software, services, peripherals and third-party content and applications. The company's growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem. | 344,000 | 36,209,440 | 3.4 |
| **PARTNERRE LTD.** PartnerRe, a Bermuda-based global reinsurer, generates annual premiums of approximately $6 billion, has a quality investment portfolio and a conservative, well-reserved A+ rated balance sheet. This well-managed organization exercises prudent underwriting discipline and superior capital management resulting in above earnings and book value growth. | 253,361 | 35,404,666 | 3.3 |
| **NESTLÉ S.A.** Nestlé is a well-managed global food company with a favorably-positioned product portfolio and an excellent AA rated balance sheet. Solid volume growth, strong pricing power, expense control and steady capital management yield durable, above-average, long-term total return potential. | 450,000 | 33,497,253 | 3.1 |
| **GENERAL ELECTRIC COMPANY** General Electric is a global industrial and technology company. The company aims to generate 75% of its earnings from industrial businesses upon completion of the exit from most of its financial businesses. The company's diverse mix of infrastructure businesses, many with leading market positions, forms the foundation of management's focus upon shareholder value via earnings growth, optimization of profitability, and returning capital through dividends and share repurchases. | 1,015,000 | 31,617,250 | 3.0 |
| | | $438,123,513 | 41.0% |

8 STATEMENT OF INVESTMENTS DECEMBER 31, 2015
General American Investors

| | SHARES | COMMON STOCKS | | VALUE (NOTE 1a) |
|---|---|---|---|---|
| CONSUMER DISCRETIONARY (9.9%) | AUTOMOBILES AND COMPONENTS (1.6%) | | | |
| | 1,264,063 | Ford Motor Company | (COST $16,174,723) | $17,810,648 |
| | RETAILING (8.3%) | | | |
| | 1,244,668 | The TJX Companies, Inc. | (COST $5,254,725) | 88,259,408 |
| | | | (COST $21,429,448) | 106,070,056 |
| CONSUMER STAPLES (15.2%) | FOOD, BEVERAGE AND TOBACCO (11.5%) | | | |
| | 201,174 | Danone | | 13,610,379 |
| | 237,400 | Diageo plc ADR | | 25,893,218 |
| | 450,000 | Nestlé S.A. | | 33,497,253 |
| | 195,000 | PepsiCo, Inc. | | 19,484,400 |
| | 704,378 | Unilever N.V. | | 30,686,974 |
| | | | (COST $69,831,143) | 123,172,224 |
| | FOOD AND STAPLES RETAILING (3.7%) | | | |
| | 243,781 | Costco Wholesale Corporation | (COST $7,369,695) | 39,370,631 |
| | | | (COST $77,200,838) | 162,542,855 |
| ENERGY (7.2%) | 218,000 | Anadarko Petroleum Corporation | | 10,590,440 |
| | 230,900 | Apache Corporation | | 10,268,123 |
| | 1,572,819 | Cameco Corporation | | 19,392,858 |
| | 385,000 | Ensco plc - Class A | | 5,925,150 |
| | 585,000 | Halliburton Company | | 19,913,400 |
| | 154,500 | Occidental Petroleum Corporation | | 10,445,745 |
| | 150,903 | Ultra Petroleum Corp. (a) | | 377,258 |
| | | | (COST $86,314,371) | 76,912,974 |
| FINANCIALS (23.9%) | BANKS (2.7%) | | | |
| | 300,000 | FCB Financial Holdings, Inc. (a) | | 10,737,000 |
| | 153,493 | M&T Bank Corporation | | 18,600,282 |
| | | | (COST $9,918,278) | 29,337,282 |
| | DIVERSIFIED FINANCIALS (5.2%) | | | |
| | 245,000 | American Express Company | | 17,039,750 |
| | 315,000 | JPMorgan Chase & Co. | | 20,799,450 |
| | 520,000 | Nelnet, Inc. | | 17,456,400 |
| | | | (COST $25,489,288) | 55,295,600 |
| | INSURANCE (16.0%) | | | |
| | 243,492 | Aon plc | | 22,452,397 |
| | 700,000 | Arch Capital Group Ltd. (a) | | 48,825,000 |
| | 110 | Berkshire Hathaway Inc. Class A (a) | | 21,758,000 |
| | 135,000 | Everest Re Group, Ltd. | | 24,717,150 |
| | 365,000 | MetLife, Inc. | | 17,596,650 |
| | 253,361 | PartnerRe Ltd. | | 35,404,666 |
| | | | (COST $41,708,047) | 170,753,863 |
| | | | (COST $77,115,613) | 255,386,745 |
| HEALTH CARE (13.7%) | PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES | | | |
| | 1,200,000 | Ariad Pharmaceuticals, Inc. (a) | | 7,500,000 |
| | 180,000 | Celgene Corporation (a) | | 21,556,800 |
| | 494,409 | Cempra, Inc. (a) | | 15,390,952 |
| | 438,600 | Gilead Sciences, Inc. | | 44,381,934 |
| | 182,442 | Intra-Cellular Therapies Inc. (a) | | 9,813,555 |
| | 427,191 | Merck & Co., Inc. | | 22,564,229 |
| | 277,076 | Paratek Pharmaceuticals Inc. (a) | | 5,256,132 |
| | 605,808 | Pfizer Inc. | | 19,555,482 |
| | 396,123 | Repros Therapeutics Inc. (a) | | 479,309 |
| | | | (COST $75,945,208) | 146,498,393 |

12 STATEMENT OF OPERATIONS
General American Investors

| INCOME | YEAR ENDED DECEMBER 31, 2015 |
|---|---|
| Dividends (net of foreign withholding taxes of $643,722) | $27,547,383 |
| **EXPENSES** | |
| Investment research | 6,838,278 |
| Administration and operations | 3,973,579 |
| Office space and general | 1,696,392 |
| Auditing and legal fees | 487,704 |
| Transfer agent, custodian and registrar fees and expenses | 294,173 |
| Directors' fees and expenses | 234,766 |
| State and local taxes | 173,980 |
| Stockholders' meeting and reports | 120,269 |
| TOTAL EXPENSES | 13,819,141 |
| NET INVESTMENT INCOME | 13,728,242 |
| Realized Gain And Change In Unrealized Appreciation On Investments (Notes 1, 3 and 4) | |
| Net realized gain on investments: | |
| Securities transactions | 33,494,870 |
| Written options transactions (notes 1b and 4) | 635,790 |
| | 34,130,660 |
| Net decrease in unrealized appreciation | (76,268,833) |
| NET INVESTMENT INCOME, REALIZED GAINS AND DEPRECIATION ON INVESTMENTS | (28,409,931) |
| DISTRIBUTIONS TO PREFERRED STOCKHOLDERS | (11,311,972) |
| DECREASE IN NET ASSETS RESULTING FROM OPERATIONS | ($39,721,903) |

(see notes to financial statements)

## STATEMENT OF CHANGES IN NET ASSETS

| | YEAR ENDED DECEMBER 31, | |
|---|---|---|
| OPERATIONS | 2015 | 2014 |
| Net investment income | $13,728,242 | $9,735,291 |
| Net realized gain on investments | 34,130,660 | 102,101,749 |
| Net decrease in unrealized appreciation | (76,268,833) | (27,988,358) |
| | (28,409,931) | 83,848,682 |
| Distributions to Preferred Stockholders: | | |
| From net investment income | (3,344,407) | (1,037,961) |
| From net capital gains | (7,967,565) | (10,274,011) |
| Decrease in net assets from Preferred distributions | (11,311,972) | (11,311,972) |
| INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS | (39,721,903) | 72,536,710 |
| OTHER COMPREHENSIVE INCOME (LOSS) | | |
| Funded status of defined benefit plans (note 7) | 538,384 | (3,962,010) |
| DISTRIBUTIONS TO COMMON STOCKHOLDERS | | |
| From net investment income | (9,622,112) | (9,462,665) |
| From net capital gains | (22,923,266) | (93,663,921) |
| DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS | (32,545,378) | (103,126,586) |
| CAPITAL SHARE TRANSACTIONS (NOTE 5) | | |
| Value of Common Shares issued in payment of dividends and distributions | 13,532,276 | 51,886,970 |
| Cost of Common Shares purchased | (101,674,879) | (18,905,125) |
| INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS | (88,142,603) | 32,981,845 |
| NET DECREASE IN NET ASSETS | (159,871,500) | (1,570,041) |
| NET ASSETS APPLICABLE TO COMMON STOCK | | |
| BEGINNING OF YEAR | 1,227,899,705 | 1,229,469,746 |
| END OF YEAR (including over distributed net investment income of ($92,807) and ($857,611), respectively) | $1,068,028,205 | $1,227,899,705 |

(see notes to financial statements)

14 NOTES TO FINANCIAL STATEMENTS
General American Investors

## 1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles ("U.S. GAAP") pursuant to the requirements for reporting; Accounting Standards Codification 946, *Financial Services - Investment Companies* ("ASC 946"), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company's Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

15 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

**1. SIGNIFICANT ACCOUNTING POLICIES** - *(Continued from previous page.)*

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company's tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company's financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

**2. FAIR VALUE MEASUREMENTS**

Various data inputs are used in determining the value of the Company's investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company's net assets as of December 31, 2015:

| Assets | Level 1 | Level 2 | Level 3 | Total |
|---|---|---|---|---|
| Common stocks | $1,162,379,416 | — | — | $1,162,379,416 |
| Warrants | 472,486 | — | — | 472,486 |
| Purchased options | 10,000 | — | — | 10,000 |
| Money market fund | 106,006,567 | — | — | 106,006,567 |
| Total | $1,268,868,469 | — | — | $1,268,868,469 |
| **Liabilities** | | | | |
| Options written | ($2,066,000) | — | — | ($2,066,000) |

Transfers of Level 3 Securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the year ended December 31, 2015.

**3. PURCHASES AND SALES OF SECURITIES**

Purchases and sales of securities (other than short-term securities and options) during 2015 amounted to $181,750,203 and $297,520,251, on long transactions, respectively.

**4. WRITTEN OPTIONS**

The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options during the year ended December 31, 2015 were as follows:

| | Covered Calls | | Collateralized Puts | |
|---|---|---|---|---|
| | Contracts | Premiums | Contracts | Premiums |
| Options outstanding, December 31, 2014 | 2,100 | $245,504 | 0 | $0 |
| Options written | 2,250 | 1,473,462 | 4,762 | 952,916 |
| Options terminated in closing purchase transaction | (1,900) | (200,966) | (2,262) | (548,360) |
| Options expired | (200) | (44,538) | 0 | 0 |
| Options outstanding, December 31, 2015 | 2,250 | $1,473,462 | 2,500 | $404,556 |

**5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS**

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 28,296,697 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on December 31, 2015.

16 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

**5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS** - *(Continued from previous page.)*

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody's Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company's ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company's control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2015 and 2014 were as follows:

| | SHARES | | AMOUNT | |
|---|---|---|---|---|
| | 2015 | 2014 | 2015 | 2014 |
| Par Value of Shares issued in payment of dividends and distributions (includes 439,217 and 1,473,643 shares issued from treasury, respectively) | 439,217 | 1,473,643 | $439,217 | $1,473,643 |
| Increase in paid-in capital | | | 13,093,059 | 50,413,327 |
| Total increase | | | 13,532,276 | 51,886,970 |
| Par Value of Shares purchased (at an average discount from net asset value of 15.5% and 14.4%, respectively) | (3,014,364) | (541,367) | (3,014,364) | (541,367) |
| Decrease in paid-in capital | | | (98,660,515) | (18,363,758) |
| Total decrease | | | (101,674,879) | (18,905,125) |
| Net increase (decrease) | (2,575,147) | 932,276 | ($88,142,603) | $32,981,845 |

At December 31, 2015, the Company held in its treasury 3,684,175 shares of Common Stock with an aggregate cost of $125,050,953.

The tax basis distributions during the year ended December 31, 2015 are as follows: ordinary distributions of $12,966,519 and net capital gains distributions of $30,890,831. As of December 31, 2015, distributable earnings on a tax basis included $1,442,060 from ordinary distributions and $5,268,234 from undistributed net capital gains and $529,240,330 from net unrealized appreciation on investments if realized in future years. Reclassifications arising from permanent "book/tax" differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2015. As a result, additional paid-in capital was decreased by $3,081 and net investment income increased by $3,081. As of December 31, 2015 the Company had straddle loss deferrals of $252,864. Net assets were not affected by this reclassification.

**6. OFFICERS' COMPENSATION**

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2015 to its officers (identified on page 20) amounted to $7,036,500 of which $3,164,000 was payable as of year end.

17 NOTES TO FINANCIAL STATEMENTS - continued
General American Investors

### 7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2015 was $275,860. The qualified thrift plan acquired 38,349 shares of the Company's Common Stock during the year ended December 31, 2015. It held 576,937 shares of the Company's Common Stock at December 31, 2015.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded) and an unregistered partnership. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

| OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS: | DECEMBER 31, 2015 (MEASUREMENT DATE) | | |
|---|---|---|---|
| | QUALIFIED PLAN | SUPPLEMENTAL PLAN | TOTAL |
| CHANGE IN BENEFIT OBLIGATION: | | | |
| Benefit obligation at beginning of year | $16,878,901 | $5,997,210 | $22,876,111 |
| Service cost | 435,566 | 167,367 | 602,933 |
| Interest cost | 669,462 | 230,177 | 899,639 |
| Benefits paid | (769,505) | (314,277) | (1,083,782) |
| Actuarial loss | (868,484) | (474,983) | (1,343,467) |
| Projected benefit obligation at end of year | 16,345,940 | 5,605,494 | 21,951,434 |
| CHANGE IN PLAN ASSETS: | | | |
| Fair value of plan assets at beginning of year | 19,467,227 | — | 19,467,227 |
| Actual return on plan assets | (356,271) | — | (356,271) |
| Employer contributions | — | 314,277 | 314,277 |
| Benefits paid | (769,505) | (314,277) | (1,083,782) |
| Fair value of plan assets at end of year | 18,341,451 | — | 18,341,451 |
| FUNDED STATUS AT END OF YEAR | $1,995,511 | ($5,605,494) | ($3,609,983) |
| Accumulated benefit obligation at end of year | $15,185,972 | $5,019,013 | $20,204,985 |
| WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END: | | | |
| Discount rate | 4.25% | 4.25% | |
| Salary scale assumption | 4.25% | 4.25% | |
| Mortality | RP-2014 Mortality Table/ MP-2015 Mortality Improvement Scale without collar adjustment | | |

| CHANGE IN FUNDED STATUS: | BEFORE | ADJUSTMENTS | AFTER |
|---|---|---|---|
| Noncurrent benefit asset - qualified plan | $2,588,326 | ($592,815) | $1,995,511 |
| LIABILITIES: | | | |
| Current benefit liability - supplemental plan | ($305,970) | ($5,609) | ($311,579) |
| Noncurrent benefit liability - supplemental plan | (5,691,240) | 397,325 | (5,293,915) |
| AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF: | | | |
| Net actuarial loss | $5,725,662 | ($497,419) | $5,228,243 |
| Prior service cost | 60,592 | (40,965) | 19,627 |
| ACCUMULATED OTHER COMPREHENSIVE INCOME | $5,786,254 | ($538,384) | $5,247,870 |

| WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR: | QUALIFIED PLAN | SUPPLEMENTAL PLAN |
|---|---|---|
| Discount rate | 3.90% | 3.90% |
| Expected return on plan assets* | 7.50% | N/A |
| Salary scale assumption | 4.25% | 4.25% |
| Mortality | RP-2014 Mortality Table projected generationally with MP-2014 Mortality Improvement Scale without collar adjustment | |

*Determined based upon a discount to the long-term average historical performance of the plan.

20 OFFICERS
General American Investors

| Name (Age) Employee Since | Principal Occupation During Past 5 Years | Name (Age) Employee Since | Principal Occupation During Past 5 Years |
|---|---|---|---|
| **Jeffrey W. Priest** (53) 2010 | *President of the Company since 2012 and Chief Executive Officer since 2013* | **Sally A. Lynch, Ph.D.** (56) 1997 | *Vice-President of the Company since 2006,* securities analyst (biotechnology industry) |
| **Andrew V. Vindigni** (56) 1988 | *Senior Vice-President of the Company since 2006,* Vice-President 1995-2006 securities analyst (financial services and consumer non-durables industries) | **Anang K. Majmudar** (41) 2012 | *Vice-President of the Company since 2015,* securities analyst (general industries) |
| **Eugene S. Stark** (57) 2005 | *Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006* | **Michael W. Robinson** (43) 2006 | *Vice-President of the Company since 2010,* securities analyst (general industries) |
| **Craig A. Grassi** (47) 1991 | *Vice-President of the Company since 2013,* Assistant Vice-President 2005-2012 securities analyst and information technology | **Diane G. Radosti** (63) 1980 | *Treasurer of the Company since 1990,* Principal Accounting Officer since 2003 |
| | | **Linda J. Genid** (57) 1983 | *Corporate Secretary of the Company effective 2016,* Assistant Corporate Secretary 2014-2015, network administrator |

All officers serve for a term of one year and are elected by the Board of Directors at the time of its annual organization meeting in April. The address for each officer is the Company's office. All information is as of February 6, 2016.

## SERVICE ORGANIZATIONS

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
1-800-413-5499
www.amstock.com

Previous purchases of the Company's Common and Preferred Stock are set forth in Note 5, on pages 15 and 16. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2015 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamerican-investors.com and on the SEC's website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC's Public Reference Room in Washington, DC. or through the Company by calling us at 1-800-436-8401. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 22, 2015, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
General American Investors

| Name (age)<br>Director Since | Principal Occupation<br>During Past 5 Years | Current Directorships and Affiliations |
|---|---|---|
| Independent Directors | | |
| **Arthur G. Altschul, Jr.** (51)<br>1995 | *Co-Founder and Chairman*<br>Kolltan Pharmaceuticals, Inc.<br>*Managing Member*<br>Diaz & Altschul Capital Management, LLC<br>(private investment company)<br>*Chairman*<br>Overbrook Management Corporation<br>(investment advisory firm) | Child Mind Institute, *Director*<br>Delta Opportunity Fund, Ltd., *Director*<br>Neurosciences Research Foundation, *Trustee*<br>Overbrook Foundation, *Director* |
| **Rodney B. Berens** (70)<br>2007 | *Founding Partner*<br>Berens Capital Management, LLC<br>(investment management) | Alfred P. Sloan Foundation, *Member of Investment Committee*<br>Svarog Capital Advisors, *Member of Investment Committee*<br>The Morgan Library and Museum, *Trustee, Chairman of Investment Sub-Committee, and Member of Finance, Compensation and Nomination Committees*<br>The Woods Hole Oceanographic Institute, *Trustee and Member of Investment Committee* |
| **Lewis B. Cullman** (97)<br>1961 | *Philanthropist* | Chess-in-the-Schools, *Chairman*<br>Metropolitan Museum of Art, *Honorary Trustee*<br>Museum of Modern Art, *Vice Chairman, International Council and Honorary Trustee*<br>The New York Botanical Garden, *Senior Vice Chairman, Board of Managers*<br>The New York Public Library, *Trustee* |
| **Spencer Davidson** (73)<br>1995 | *Chairman of the Board*<br>General American Investors Company, Inc.<br>*President and Chief Executive Officer (1995-2012)* | Neurosciences Research Foundation, *Trustee* |
| **John D. Gordan, III** (70)<br>1986 | *Attorney*<br>Beazley USA Services, Inc. (2013)<br>(insurance)<br>*Senior Counsel (2010-2011)*<br>*Partner (1994-2010) (Retired)*<br>Morgan, Lewis & Bockius LLP | |
| **Betsy F. Gotbaum** (77)<br>2010 | *Consultant* | Chess-in-the-Schools, *Trustee*<br>Community Service Society, *Trustee*<br>Coro Leadership, *Trustee*<br>Fisher Center for Alzheimer's Research Foundation, *Trustee*<br>Learning Leaders, *Trustee*<br>Visiting Nurse Association of New York, *Trustee* |
| **Sidney R. Knafel** (85)<br>1994 | *Lead Independent Director*<br>*Managing Partner*<br>SRK Management Company<br>(private investment company) | IGENE Biotechnology, Inc., *Director* |
| **Daniel M. Neidich** (66)<br>2007 | *Chief Executive Officer*<br>Dune Real Estate Partners LP | Child Mind Institute, *Director*<br>Prep for Prep, *Director*<br>Real Estate Roundtable, *Member (formerly Chairman)*<br>Urban Land Institute, *Trustee* |
| **Henry R. Schirmer** (51)<br>2015 | *Chief Financial Officer/Senior Vice-President Finance*<br>Unilever North America (2012)<br>*Chief Financial Officer/Senior Vice-President Finance*<br>Unilever Germany/Australia/Switzerland (2008-2012) | Results for Development Institute, *Director* |
| **Raymond S. Troubh** (89)<br>1989 | *Financial Consultant* | Diamond Offshore Drilling, Inc., *Director* |
| Interested Director | | |
| **Jeffrey W. Priest** (53)<br>2013 | *President of the Company since 2012 and Chief Executive Officer since 2013* | |

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company's office. All information is as of February 6, 2016.

**General American Investors Company, Inc.**
100 Park Avenue, New York, NY 10017
(212) 916-8400 (800) 436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant's  principal  executive and senior  financial  officers.  The code of

ethics    is    available     on     registrant's     Internet     website    at

http://www.generalamericaninvestors.com/governance/codeofethics.php.
Since the code of  ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined  that none of the members of  registrant's audit committee meets the definition of "audit  committee  financial  expert" as the term has been defined by the U.S.  Securities and Exchange  Commission  (the

"Commission").  In addition,  the Board of  Directors  has  determined  that the

members  of  the  audit  committee  have  sufficient   financial  expertise  and

experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  AUDIT FEES  The aggregate  fees paid and  accrued  by the  registrant  for professional services rendered by its independent  auditors,  Ernst & Young LLP,

for the audit of the registrant's annual financial  statements and the review of the registrant's semi-annual financial statements for 2015 and 2014 were $135,500 and $117,800, respectively.

(b) AUDIT RELATED FEES  The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2015 and

2014 were $29,500 and $23,670, respectively.  Such services and related fees for

2015 and 2014 included:  review of  quarterly  employee  security  transactions  and  issuance of report thereon ($27,500 and $21,860,  respectively)  and other  audit-related  services
($2,000 and $1,810, respectively).

(c)  TAX  FEES  The  aggregate  fees  paid  or  accrued  by the  registrant  for professional  services  rendered  by  Ernst & Young  LLP for the  review  of the registrant's  federal,  state  and  city  income  tax  returns  and  excise  tax calculations for 2015 and 2014 were $20,300 and $19,700, respectively.

(d)  ALL OTHER FEES  No such fees were billed to the registrant by Ernst & Young

LLP for 2015 or 2014.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the  registrant by Ernst & Young LLP must be pre-approved by the audit committee. All  services performed during 2015 and 2014 were pre-approved by the committee.

   (2) Not applicable.

(f) Not applicable.

(g)  The  aggregate  fees  paid  or  accrued  by the  registrant  for  non-audit professional  services  rendered by Ernst & Young LLP to the registrant for 2015 and 2014 were $49,800 and $43,370, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)  The  registrant  has  a  separately-designated   standing  audit  committee

established in accordance  with Section  3(a)(58)(A) of the Securities  Exchange

Act of 1934. The members of the audit committee are: Rodney B. Berens, Chairman,
Arthur G. Altschul, Jr., Lewis B. Cullman, John D. Gordan, III, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        General American Investors Company, Inc.

                 PROXY VOTING POLICIES AND PROCEDURES

     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end  investment company. Our research efforts, including the receipt and analysis of proxy  material,  are focused on the securities in the Company's  portfolio,  as well as alternative investment opportunities.  We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation  of the  integrity,  as  well as the  effectiveness  of management personnel.  In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term  interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals  that may have an  impact  on the  rights  or  privileges  of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals  relating  to  corporate  governance  matters  are  reviewed on a case-by-case  basis.  When they involve  changes in the state of  incorporation,

mergers or other restructuring,  we would, if necessary,  complete our review of the rationale for the proposal by contacting company  representatives  and, with few  exceptions,  vote  in  favor  of  management's  recommendations.  Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic.  They would be considered in light of our  assessment  of the  capability of current  management,  the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision  circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals  relating to changes to the company's capital structure, including increases and decreases of capital and  issuances  of  preferred  stock;  however,  we would  review  the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel.

We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over  reaching on the part of management or having the potential for excessive  dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large.  We have  observed  that most  stockholder  proposals  relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material  provides a well-considered  response  demonstrating an appropriate and responsible  action or position.  Accordingly, we generally support management recommendations on these types of proposals;  however,  we would  consider each proposal on a case-by-case basis.

     We take voting proxies of securities  held in our portfolio very seriously.

As indicated above, it is an integral part of the analytical  process at General

American  Investors.  Each  proposal and any  competing  interests  are reviewed carefully on a case-by-case basis.  Generally, we support and vote in accordance with the  recommendations of management;  however,  the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
            INVESTMENT COMPANIES.

As of December 31, 2015 and the date of this  filing,  Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the  registrant and is
responsible for its day-to-day management.    Mr. Priest has been employed by the registrant
since October, 2010, becoming its President in February 2012, and its Chief Executive Officer
in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative
performance to a closed-end   management investment company peer group (comprised of core equity funds)
and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the
Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant's net asset value return and total  investment  return during the twelve months ended
October 31.  Additional consideration is given to performance  during the subsequent  intervening period and to  market  compensation  data  provided  by a noted  industry  compensation consulting firm.
Mr. Priest beneficially owns in excess of $1 million of the registrant's outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
             INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2015	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
07/01-07/31	145,592	$34.7428	145,592	1,458,719
08/01-08/31	220,965	33.6412	220,965	1,237,754
09/01-09/30	397,152	31.8384	397,152	840,602
10/01-10/31	461,669	32.7761	461,669	378,933
11/01-11/30	216,354	32.7728	216,354	1,162,579
12/01-12/31	303,201	31.8074	303,201	859,378

Total for period	1,744,933		1,744,933

Note-

On July 15, 2015 and November 4, 2015. the Board of Directors authorized the repurchase of an additional 1,000,000 shares each of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value by at least 8%. This represents a continuation of the repurchase program which began in March 1995.  As of the beginning of the period, July 1, 2015, there were 604,311 shares available for repurchase under the aforementioned extension of such authorization.  As of the end of the period, December 31, 2015, there were 859,378 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2015	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs

07/01-07/31	0			604,687
08/01-08/31	0			604,687
09/01-09/30	0			604,687
10/01-10/31	0			604,687
11/01-11/30	0			604,687
12/01-12/31	0			604,687

Total for year	0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a prices not in excess of $25.00 per share. As of the beginning of the period, July 1, 2015, there were 604,687 shares available for repurchase under such authorization. As of the end of the period,
December 31, 2015, there were 604,687 shares available for repurchase under this program.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which  shareholders may recommmend  nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 19, 2015.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2015, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of  General  American  Investors

Company,  Inc. (the  "Registrant"),  including the principal  executive  officer

("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation,

the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of

December 31, 2015, the  Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information  required  to be disclosed  by the  Registrant  on  Form  N-CSR  and  on  Form  N-Q is  recorded,

processed,  summarized  and reported  within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's  internal control over  financial  reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant's

       Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company

       Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written  solicitations  to  purchase  securities under the Rule 23c-1  under the  Investment Company Act of 1940 during the period covered by the report.

(b)    The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company

       Act of 1940 are attached hereto as Exhibit 99.906 CERT.

                                             SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: February 9, 2016

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

President and Chief Executive Officer

(Principal Executive Officer)

Date: February 9, 2016

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: February 9, 2016